UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7334 So. Alton Way, Suite F, Centennial, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (303)267-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 15, 2009, Advance Display Technologies, Inc. (the “Company”) and DeGeorge Holdings Three, LLC, a Delaware limited liability company (the “Lender”), entered into the First Amendment (“First Amendment”) to the Senior Secured Revolving Credit Agreement, dated November 6, 2008 (the “Loan Agreement”).  The First Amendment amended the Loan Agreement to, among other things: (1) increase the maximum amount of revolving credit available to $15,000,000, resulting in an additional $8,105,638 of available credit (the “Additional Credit”); (2) extend the maturity date of the Loan Agreement from November 6, 2009 to December 31, 2010; (3) issue a stock purchase warrant (the “Warrant”) in favor of the Lender for the purchase of 810,564 shares of Series D Convertible Preferred Stock (the “Warrant Shares”); (4) enter into a revolving note in favor of the Lender in an aggregate principal amount not to exceed $15,000,000 (the “New Revolving Note”) and (5) make certain other revisions. Unless otherwise changed by the First Amendment, the terms of the Loan Agreement are still in effect.

Under the terms of the First Amendment, the Lender may elect to convert all or any portion of the unpaid principal relating to the Additional Credit and the New Revolving Note into shares of the Company’s Series G Preferred Stock, at any time or from time-to-time at a conversion price of $84.00 per share, or $0.084 per common share equivalent (the “Amendment Conversion Price”). The Warrant grants the Lender the right to purchase 810,564 shares of Series D Convertible Preferred Stock at any time or from time-to-time until June 15, 2013, also at the Amendment Conversion Price. The Series D Convertible Preferred Stock converts 1-for-1 into shares of the Company’s Common Stock, and the Series G Convertible Preferred Stock converts 1-for-1000 into shares of the Company’s Common Stock. As disclosed in the Loan Agreement, as amended, in the event the Lender elects to convert any outstanding amounts due under the New Revolving Note or elects to purchase all of the Warrant Shares prior to an amendment of the articles of incorporation, the Company will not have enough authorized shares of its Series D or Series G Preferred Stock, and currently does not have enough shares of common stock issuable upon conversion to honor the conversion rights if exercised. As described further in Item 8.01 below, in connection with the execution of the Loan Agreement, as amended, the Company intends to seek shareholder approval to amend its articles of incorporation to increase the authorized shares of the Company’s common stock and preferred stock.

The Lender also has the right, under the First Amendment, to accelerate payment of all principal, interest and other amounts, if any, that are outstanding under the New Revolving Note as of July 1, 2010 (the “Performance Date”), if the Company has not sold, delivered and executed any binding agreements with unaffiliated third-parties for the sale of the Company’s proprietary digital display product (SkyNet™), during the period beginning on June 15, 2009, and ending on the Performance Date.  In the event that the Company does not satisfy such performance obligation and is unable to pay such amounts outstanding within thirty (30) days of the Performance Date, the Lender may (i) elect to sell or seize all or any portion of the Collateral as set out in the Loan Agreement, or (ii) refinance any amounts outstanding by offering to enter into a new revolving credit or installment loan agreement.  The Lender shall also have the same foreclosure right if there is a continuing event of default under the Loan Agreement.

The Lender is an affiliate of Lawrence F. DeGeorge, a member of the Board of Directors of the Company and the Company’s controlling shareholder.  The Company will use the amounts borrowed under the Loan Agreement for operating capital.

The above summary description of the terms of the First Amendment, the New Revolving Note and the Warrant may not contain all information that is of interest. The description of the terms of the First Amendment, the New Revolving Note and the Warrant are qualified in their entirety by reference to such agreements, which are filed with this Current Report as Exhibits 10.1, 10.2 and 4.1, respectively, and incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The offer and sale of the shares of Series G Preferred Stock issuable upon conversion of the New Revolving Note and offer and sale of the shares of Series D Preferred Stock under the Warrant were exempt from securities registration pursuant to section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder, as the transaction was solely with an “accredited investor”, as defined in Rule 501 of Regulation D, and did not involve a public offering, general solicitation or advertising.

Item 8.01                      Other Events.

In connection with the execution of the Loan Agreement, as amended, the Company intends to seek shareholder approval to amend its articles of incorporation to increase the authorized shares of the Company’s common stock and preferred stock.  Shareholder approval is expected because the Lender is affiliated with the Company’s controlling shareholder.  This increase in authorized shares is expected to be part of a broader recapitalization of the Company, whereby the various series of Preferred Stock outstanding, including the Series D and Series G Preferred Stock to be issued to the Lender, would be consolidated into a single series.  While this consolidation will require the consent of the current holders of the Company’s Preferred Stock and shareholder approval of amendments to the articles of incorporation, the Company believes that such approval is likely to be obtained.  Finally, the recapitalization would also include the authorization of a reverse stock split of the Company’s common stock of up to 20 to 1.  If the shareholders approve such a proposal, which is expected, the Company’s Board of Directors would have the discretion to effect a reverse stock split of the common stock at such time, and in such amount, as it deems appropriate under the circumstances.  The entire recapitalization project was recommended by a special committee of the Board of Directors appointed in 2008.  The amendments to the articles of incorporation and the reverse stock split are expected to be presented to shareholders at the Annual Meeting of Shareholders to be held on June 29, 2009.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number                                           Description of Document

4.1	Warrant for the Purchase of Shares of the Series D Convertible Preferred Stock.

10.1	First Amendment to Senior Secured Revolving Credit Facility between the Company and DeGeorge Holdings Three LLC dated June 15, 2009.

10.2	Convertible Revolving Promissory Note dated June 15, 2009 issued in favor of DeGeorge Holdings Three LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE DISPLAY TECHNOLOGIES, INC.
Date: June 15, 2009	By: /s/ Matthew W. Shankle Matthew W. Shankle, President

Exhibit Index

Exhibit Number                                           Description of Document

4.1	Warrant for the Purchase of Shares of the Series D Convertible Preferred Stock.

10.1	First Amendment to Senior Secured Revolving Credit Facility between the Company and DeGeorge Holdings Three LLC dated June 15, 2009.

10.2	Convertible Revolving Promissory Note dated June 15, 2009 issued in favor of DeGeorge Holdings Three LLC.